UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

INTERNATIONAL LAND ALLIANCE, INC.

(Name of small business issuer in its charter)

Wyoming	46-3752361
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

350 10th Avenue, Suite 1000

San Diego, California 92101

(Address of principal executive offices)

(877) 661-4811

(Issuer’s telephone number)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which registered:
N/A	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X]

Securities Act registration statement file number to which this form relates: 333-209484

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

For a description of the common stock, par value $0.001 per share, of International Land Alliance, Inc., a Wyoming corporation (the “ Registrant”), being registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the information set forth under the caption “Description of Securities” contained in the prospectus that constitutes a part of the Registrant’s Registration Statement on Form S-1 (File No. 333-209484) declared effective by the Securities and Exchange Commission (the “ Commission”) on February 11, 2016 is incorporated by reference herein.

Item 2. Exhibits.

Exhibit No.:	Description of Exhibit:	Filed as an Exhibit and Incorporated by Reference Herein:
3.1	Certificate of Incorporation filed with the Wyoming Secretary of State on September 26, 2013	Exhibit 3.1 to Form S-1 (File No.: 333-209484) filed February 11, 2016
3.2	Bylaws of the Registrant dated September 26, 2013	Exhibit 3.2 to Form S-1 (File No.: 333-209484) filed February 11, 2016

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SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

INTERNATIONAL LAND ALLIANCE, INC.

Date: October 21, 2019	By:	/s/ Roberto Valdes
Roberto Valdes, President, Principal Executive Officer and a Director

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